EXHIBIT 99.4

UNITED STATES BANKRUPTCY COURT
WESTERN DIVISION OF MASSACHUSETTS

Case: divine, inc. et. al.
Case Number: 03-11472-JNF (Jointly Administered)

CHAPTER 11 MONTHLY OPERATING REPORT

FOR MONTH ENDING FEBRUARY 29, 2004

Below please find the summary of disbursements by debtor, as referenced in the February 29, 2004 letter:

Name of Debtor	Case No.	Feb-04 Disbursments
divine, inc.	03-11472	$2,458,895.09
Data Return Corporation	03-11474	$—
Eshare Communications, Inc.	03-11475	$—
divine Managed Services, Inc.	03-11476	$—
Open Market, Inc.	03-11477	$—
Viant Corporation	03-11478	$—
Delano Technology Corp.	03-12681	$—
divine Technology Ventures	03-12682	$—
iCentral, Inc.	03-12683	$—
Inventions, Inc.	03-12684	$—
divine/Emicom, inc.	03-12685	$—
SageMaker, Inc.	03-12686	$—
Waypoint Software Corporation	03-12687	$—
Perceptual Robotics, Inc.	03-12688	$—
divine Global Services, Inc.	03-12689	$—
eprise Corporation	03-12690	$—
Denalii, Inc.	03-12691	$—
Melita Finance, Inc.	03-12692	$—
SM1 Holding Corp.	03-12693	$—
Retrieval Technologies, Inc.	03-12694	$—
divine international, inc.	03-12695	$—
divine software, inc.	03-12696	$—
Opinionware.com, Inc.	03-12697	$—
Melita Intellectual Property, Inc.	03-12698	$—
smallwonders software!, inc.	03-12699	$—
Open Market Securities Corporation	03-12700	$—
Futuretense Corporation	03-12701	$—
RWT Corporation	03-12702	$—
LOTN, Inc.	03-12703	$—

Eprise Securities Corp.	03-12704	$—
SageMaker (Europe), Inc.	03-12705	$—
Global Recall, Inc.	03-12706	$—
databites, inc.	03-12707	$—
divine interVentures, inc.	03-12708	$—
divine Ireland, Inc.	03-12709	$—
Folio Corporation	03-12710	$—
Venture Capital Unlimited Acquisition Sub, Inc.	03-12711	$—
divine Synchrony Communications, Inc.	03-12712	$—
Softmetric, Inc.	03-12713	$—
air divine, inc.	03-12714	$—
SM2 Holding Corp.	03-12715	$—

I declare under penalty of perjury that this report and all attachments are true and correct to the best of my knowledge and belief.

Date: 3/24/2004		DEBTOR (S)-IN-POSSESSION
By:

/s/ Jim Boles
(Signature)
	Name & Title:	James Boles
(Print or type)
Liquidating CEO
	Address:	4225 Naperville Rd #400
Lisle, IL 60532
	Telephone No.:	(630) 799-3879

Case Name: divine, inc. et. al.
Case Number: 03-11472-JNF (Jointly Administered)
Business Unit - Corporate (divine, inc.), Software (Eshare), Hosting (divine Managed Services)
Monthly Reporting
February 29, 2004

Breakout of February Disbursements

Vendor Name	Check #	Payment Method	Date of Payment	Check or ACH Amount		Corporate (Formally divine Estate)	Software (Formally divine Eshare)	Hosting (Formally divine Managed Services)
Brenda L. Cheuvront	1096	Check	2/2/04	4,524.65		4,524.65
FedEx	1097	Check	2/2/04	145.33		145.33
Mike Moore	1098	Check	2/2/04	170.00		170.00
Patricia Graff	1099	Check	2/2/04	5,023.20		5,023.20
James Pieper	1100	Check	2/2/04	3,032.16		3,032.16
Jude Sullivan	1101	Check	2/3/04	25,000.00		25,000.00
Business Machines Agents, Inc.	1102	Check	2/5/04	1,316.86		1,316.86
Matthew Glasgow	1103	Check	2/5/04	500.00		500.00
Asim Rafiqui		Wire	2/12/04	35,040.00		35,040.00
Silicon Valley Bank		Wire	2/12/04	1,088,567.53	(1)	1,088,567.53
James Pieper	1104	Check	2/12/04	4,200.81		4,200.81
Delaware Division of Corporations	1105	Check	2/17/04	1,077.00		1,077.00
Cook County Collector	1106	Check	2/18/04	123,088.49		123,088.49
ADP, Inc.	1107	Check	2/19/04	2,666.50		2,666.50
Business Machines Agents, Inc.	1108	Check	2/19/04	174.70		174.70
Cendant Car Rental	1109	Check	2/19/04	15,000.00		15,000.00
Brenda L. Cheuvront	1110	Check	2/19/04	1,556.25		1,556.25
Computershare Trust Company	1111	Check	2/19/04	11,925.60		11,925.60
Data Return, LLC	1112	Check	2/19/04	700.00		700.00
FedEx	1113	Check	2/19/04	440.06		440.06
INIS, Inc.	1114	Check	2/19/04	1,912.50		1,912.50
Les Bank, C.A.	1115	Check	2/19/04	401.25		401.25
Merrill Communication	1116	Check	2/19/04	1,010.00		1,010.00
Pacer Service Center	1117	Check	2/19/04	160.30		160.30
Sterling Corp.	1118	Check	2/19/04	400.00		400.00
Trumbull Group	1119	Check	2/19/04	13,024.42		13,024.42
Daniel Zagajewski	1120	Check	2/19/04	200.00		200.00
Brenda L. Cheuvront	1121	Check	2/19/04	1,725.00		1,725.00
Computershare Trust Company	1122	Check	2/19/04	205.00		205.00
International Business Machines	1123	Check	2/19/04	6,006.00		6,006.00
SBC	1124	Check	2/19/04	3,032.70		3,032.70
Thomson Insource	1125	Check	2/19/04	9,032.00		9,032.00
LaSalle Trust		Wire	2/20/04	502,627.59	(2)	502,627.59
Budget Rent-A—Car	1127	Check	2/23/04	15,000.00		15,000.00
Brenda L. Cheuvront	1128	Check	2/25/04	1,518.75		1,518.75
Cook County Collector	1129	Check	2/25/04	61,544.25		61,544.25
State of Delaware	1130	Check	2/25/04	3,505.20		3,505.20
Transwestern Commercial		Wire	2/26/04	1,080.00		1,080.00
Goodmans, LLP		Wire	2/26/04	5,409.94		5,409.94
Casas,Benjamin and White, LLC		Wire	2/26/04	1,539.54		1,539.54
Jenner & Block, LLC		Wire	2/26/04	98,383.93		98,383.93
Latham & Watkins, LLC		Wire	2/26/04	12,726.84		12,726.84
McDonald Investments Inc.		Wire	2/26/04	23,021.42		23,021.42
Mintz,Levin,Cohn,Ferris,Glovsky		Wire	2/26/04	95,026.07		95,026.07
Riley & Esher LLP		Wire	2/26/04	13,560.75		13,560.75
Warner, Stevens & Doby, LLP		Wire	2/26/04	155,520.67		155,520.67
Woodway Associates		Wire	2/26/04	105,840.08		105,840.08
LaSalle Trust		ACH	2/27/04	1,319.75		1,319.75
Citizens Bank		ACH	2/27/04	12.00		12.00

				2,458,895.09		2,458,895.09	—	—

(1) Represents lessors’ draws on letters of credit in partial satisfaction of claims, including expense and fees.

(2) Represents draws on restricted cash held in divine inc.’s name and related to the creditors of RoweCom, Inc., whose potential claimants are not included within the monthly operating reports.

Case Name: divine, inc. et. al.
Case Number: 03-11472-JNF (Jointly Administered)
Business Unit - Corporate (divine, inc.), Software (Eshare), Hosting (divine Managed Services)
Monthly Reporting
February 29, 2004

Breakout of February Receipts

			Breakout by Business Unit
Customer Name	Date of Payment	Receipt Amount	Corporate (Formally divine Estate)	Software (Formally divine Eshare)	Hosting (Formally divine Managed Services)
ePrize.com	19-Feb	10,000.00	10,000.00
Aon Risk Services	19-Feb	557,111.00	557,111.00
LaSalle Bank (Finance Divine Inc)	19-Feb	298,669.95	298,669.95
Perceptual Robotics	27-Feb	204,732.73	204,732.73
Texas Comptroller of Public Accounts	27-Feb	110.92	110.92
BellSouth	27-Feb	58.89	58.89
		1,070,683.49	1,070,683.49	0.00	0.00